UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Soliciting Material under §240.14a-12

Telephone and Data Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This year, as permitted by rules of the Securities and Exchange Commission (“SEC”), Telephone and Data Systems, Inc. (“TDS”) has arranged to provide beneficial owners of shares held in “street name” by brokers, banks, or other nominees (“brokers”) with access to our proxy materials via the Internet, rather than sending them paper copies.   Accordingly, pursuant to SEC rules, on or prior to April 13, 2018, Broadridge Financial Solutions, Inc., as agent for brokers that hold TDS shares, will mail the accompanying Notice Regarding the Availability of Proxy Materials to all street name shareholders as of the record date of March 28, 2018. Such notice and our other proxy materials were posted on the Company’s website at investors.tdsinc.com/proxyvote on April 11, 2018.   As explained further in the accompanying Notice, such shareholders have the option of (1)   accessing the proxy materials online or (2)   requesting that paper copies of those materials be sent to them.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 24, 2018. TELEPHONE AND DATA SYSTEMS, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TELEPHONE AND DATA SYSTEMS. INC ATTN: JUUE MATHEWS 30 NORTH LASALLE STREET SUITE 4000 CWCAGO, IL 60602-2507 M "01' N 0 "-6 N See the reverse side of this notice to obtain proxy materials and voting instructions. MeetinInformation Meeting Type: Annual Meeting For holders as of: March 28, 20 18 Date: May 24, 2018Time: 9:00AM Location: The Standard Club 320 S. Plymouth Court Chicago, IL 60604

- Before You Vote How to Access the Proxy Materials 2) BY TELEPHONE: 1-800-579-1639 by the arrow IXXXXXXXX XXXX XXXXI (located on the following page) in the subject line. -1-low To Vote - Please Choose One ofthe FollowingVoting Methods IYl <D m N 0 ";-Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow IXXXX XXXX XXXX XXXXI (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow IXXXX XXXX XXXX XXXXI (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:www.proxyvote.com 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May I 0, 20 18 to facilitate timely delivery.

Voting Items Common Shares The Board o·l Directors recommends you vote FOR the following proposals (1-4): The Board of Directors recommends you vote AGAINST the following proposal: 1. Election of Directors 5.Shareholder proposal to recapitalize TDS' outstading stock to have an equal vote per share Nominees: 1a. C. A. Davis NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1b. K. D.Dixon 1c. M. H. Saranow 1 d. G. L. Sugarman 2. Ratify Accountants for 2018 3. Compensation Plan for Non-Employee Directors 4 Advisory vote to approve executive compensation rn "N ' 0 ";-N N

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***Exercise Your Right to Vote*** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 24, 20 18. TELEPHONE AND DATA SYSTEMS, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TELEPHONE AND DATA SYSTEMS, INC ATTN: JULIE MATHEWS 30 NORTH lASAtLE STREET SUITE 4000 CHICAGO, IL 60602-2507 M <D (J) N 0 "-0 N M :'"z" See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 28, 2018 Date: May 24, 20 18Time: 9:00AM Location: The Standard Club 320 S. Plymouth Court Chicago, IL 60604

- Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow DO<XX xxxx xxxx xxxxl (located on the 2) BY TELEPHONE: 1-800-579-1639 by the arrow IXXxx xxxx xxxx xxxxl (located on the following page) in the subject line. - How To Vote - Please Choose One ofthe FollowingVoting Methods M "N ' 0 ";-marked by the arrow !XXXX XXXX XXXX XXXXI (located on the following page) available and follow the instructions. Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card . Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:www.proxyvote.com 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May I 0, 2018 to facilitate timely delivery.

Voting Items

Series A Common Shares

The Board of Directors recommends you vote FOR the following proposals (1-4):

1. Election of Directors

   Nominees:

   1e. J. W. Butman

   1f. L. T. Carlson, Jr.

   1g. L. G. Carlson

   1h. P. E. Carlson

   1i. W. C. D. Carlson

   1j. K. R. Meyers

   1k. C. D. O'Leary

   1l. G. W. Off

2. Ratify Accountants for 2018

3. Compensation Plan for Non-Employee Directors

4. Advisory vote to approve executive compensation

The Board of Directors recommends you vote AGAINST the following proposal:

5. Shareholder proposal to recapitalize TDS' outstanding stock to have an equal vote per share

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E44323-P02963

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